EXHIBIT 10.11


SCHEDULE OF EXECUTIVE SEVERANCE AGREEMENTS



              Employee                           Date of Agreement

              William E. Greehey                 December 15, 1982

              F. Joseph Becraft                  May 1, 1995

              Edward C. Benninger                December 15, 1982

              Stan L. McLelland                  December 15, 1982

              E. Baines Manning                  July 16, 1988